================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 5, 2001 (DECEMBER 28, 2000)



                              WATTAGE MONITOR INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           NEVADA                        000-26381               860882633
         ---------                      -----------             -----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
   OF INCORPORATION)                                         IDENTIFICATION NO.)


   1100 KIETZKE LANE, RENO, NEVADA                                 89502
   -------------------------------                                 -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)




       Registrant's telephone number, including area code: (775) 327-6000

                          -----------------------------




================================================================================

ITEM 5 - OTHER EVENTS.

     On December 28, 2000, Wattage Monitor Inc. (the "Company") completed an equity financing through which it sold 25,600,000 shares of its common stock, par value $0.01 per share, for $6,963,200. The purchasers of these shares were the WPG Software Fund, L.P., WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. ("Affiliates of WPG") and PurchasePro.com, Inc. ("PPro"), collectively the "Purchasers".

     Through this sale of shares the Company completed the transactions contemplated by the stock purchase agreement (the "Agreement") signed November 28, 2000 and filed in conjunction with the Company's Registration Statement on Form S-3 on November 30, 2000 ("S-3"). The S-3 was declared effective on December 22, 2000 and has the effect, so long as it remains effective, of registering the Purchaser's shares thereby permitting their immediate resale. As required by the Agreement, the Company's founders, Robert Lessin, Gerald Alderson and Stephen Klein, signed lock-up agreements prohibiting the sale of any of the Company's equity securities they own for a period of 180 days from the effective date of the S-3, e.g. before June 20, 2001. As anticipated in the Agreement, three existing members of the Company's Board of Directors resigned following the completion of this transaction. The Company expects to reconstitute a five member Board of Directors before the end of January 2001. At such election, the Purchasers have agreed to vote their shares for the remaining two Board members, Gerald Alderson and Stephen Klein, both of whom are founders of the Company.

     In order to comply with another condition of the Agreement, the Company sold 2,750,000 shares of its common stock, par value $0.01 per share, to certain management employees (principally Mr. Alderson) in lieu of granting
them stock options prior to the closing.   Some or all such shares are
subject to the Company's right to repurchase them at the price at which they were sold if a purchasing employee terminates their employment before the end of the repurchase period. Documentation concerning the details of this sale of shares is filed herewith.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

    (a)-(b)         Not Applicable

    (c)             Exhibits.


    EXHIBIT NO.       DESCRIPTION
    -----------       -----------
         10.1         Stock Purchase Agreement by and among Wattage Monitor Inc., WPG Software Fund, L.P.,
                      WPG Raytheon Software Fund, L.P., WPG Institutional Software Fund, L.P. and
                      PurchasePro.com, Inc., dated November 28, 2000.

         10.2         Stock Purchase Agreement by and among Wattage Monitor Inc., Gerald R. Alderson, Vicki
                      L. Center and Robert E. Forrest, dated December 22, 2000.

         10.3         Secured Promissory Note, dated December 22, 2000, between Vicki L. Center as "Maker"
                      and Wattage Monitor Inc. as "Payee".

         10.4         Secured Promissory Note, dated December 22, 2000, between Robert E. Forrest as
                      "Maker" and Wattage Monitor Inc. as "Payee".

         10.5         Secured Promissory Note, dated December 22, 2000, between Gerald R. Alderson as
                      "Maker" and Wattage Monitor Inc. as "Payee".

         10.6         Form of Stock Pledge Agreement, dated December 22, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WATTAGE MONITOR INC.


                                 By:  /s/ Gerald R. Alderson
                                    -------------------------------
                                     Gerald R. Alderson
                                     President


Date: January 5, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------
     10.1     Stock Purchase Agreement by and among Wattage Monitor Inc., WPG Software Fund, L.P., WPG Raytheon
              Software Fund, L.P., WPG Institutional Software Fund, L.P. and PurchasePro.com, Inc., dated
              November 28, 2000.*

     10.2     Stock Purchase Agreement by and among Wattage Monitor Inc., Gerald R. Alderson, Vicki L. Center and
              Robert E. Forrest, dated December 22, 2000.

     10.3     Secured Promissory Note, dated December 22, 2000, between Vicki L. Center as "Maker" and Wattage
              Monitor Inc. as "Payee".

     10.4     Secured Promissory Note, dated December 22, 2000, between Robert E. Forrest as "Maker" and Wattage
              Monitor Inc. as "Payee".

     10.5     Secured Promissory Note, dated December 22, 2000, between Gerald R. Alderson as "Maker" and Wattage
              Monitor Inc. as "Payee".

     10.6     Form of Stock Pledge Agreement, dated December 22, 2000.


_________________________

      * Incorporated herein in its entirety by reference to the Company's Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on November 30, 2000.